Exhibit 10.3
          Amendment to Stock Purchase Agreement Dated December 1, 2002.


                      AMENDMENT TO STOCK PURCHASE AGREEMENT

         This Amendment to Stock Purchase Agreement is effective this 1st day of December, 2002, by and between New Generations Film, Inc., ("New Generation") and Unimet Group, Limited ("Unimet").

         WHEREAS, the parties have entered into a Stock Purchase Agreement dated June 30, 2001and have agreed to various modifications of that agreement in the past.

         AND WHEREAS, the parties desires to further modify the June 30, 2001Stock Purchase Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and further good and valuable consideration, the adequacy of which is acknowledged of the parties, and each of them, the parties agrees as follows:

1.       [UNIMET'S INVESTMENT]

         The total investment of Unimet in the common shares of New Generation shall be limited under the terms of the Stock Purchase Agreement to the $600,000.00 which Unimet has forwarded to New Generation pursuant to the terms of the Stock Purchase Agreement as of this date. Unimet shall have no further obligation to purchase shares of New Generation pursuant to the terms of the June 30, 2001 Stock Purchase Agreement.

2. [SHARES OF NEW GENERATION PURCHASED]

         Unimet's ownership of the shares of the common stock of New Generation purchased pursuant to the June 30, 2001 Stock Purchase Agreement is limited to the proportional number of shares purchased by Unimet through its payment of $600,000.00 to New Generation pursuant to the term of the June 30, 2001 Stock Purchase Agreement. Because the June 30, 2001 Stock Purchase Agreement provided for Unimet to pay a total of $1,250,000.00 for 4,500,000 shares of the common stock of New Generation, Unimet's payment of $600,000.00 has purchased a total of 2,160,000 shares of the common stock of New Generation.

3. [RELEASE OF OBLIGATIONS UNDER THE TERMS OF THE JUNE 30, 2001 STOCK PURCHASE AGREEMENT]

         Unimet shall have no further duty to purchase shares of New Generation pursuant to the terms of the June 30, 2001 Stock Purchase Agreement and New Generation shall have no further duty to deliver shares to Unimet pursuant to the terms of the June 30, 2001 Stock Purchase Agreement.

         WHEREFORE, the parties enter into this amendment to the Stock Purchase Agreement effective the date first written above.

                                    New Generation Films, Inc.


                                    By:  /s/ Evgeny Afineevsky
                                         ---------------------
                                             Evgeny Afineevsky
                                    Its:     President, CEO



                                    Unimet Group, Limited


                                    By: /s/ Ilya Kokarev
                                        -----------------
                                            Ilya Kokarev
                                    Its:    President

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